                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 22, 2003


                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                           61-0985936
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      Exhibits

                  99.1 NS Group, Inc press release dated January 22, 2003, announcing its estimate of earnings for the fourth quarter of 2002.

Item 9.   REGULATION FD DISCLOSURE


               On January 22, 2003, NS Group, Inc. issued a press release announcing its estimate of earnings for the fourth quarter of 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NS GROUP, INC.



Date:   January 22, 2003                By:  /s/ Thomas J. Depenbrock
                                        -----------------------------
                                        Thomas J. Depenbrock
                                        Vice President, Treasurer and
                                        Chief Financial Officer






                                  EXHIBIT INDEX



No.           Exhibit
---           -------

99.1          NS Group, Inc. press release dated January 22, 2003